BAIRD QUALITY
                                   BOND FUND

                                     ANNUAL
                                     REPORT
                               SEPTEMBER 30, 1995
                               (Baird Logo)
BAIRD QUALITY BOND FUND
Annual Report                                     November 9, 1995
DEAR FELLOW SHAREHOLDER:

  The bond markets staged a remarkable recovery during 1995 after a very difficult 1994. The yield on the benchmark thirty-year Treasury bond, which increased from 6% on 09/30/93 to 7.80% by 09/30/94, fell back to around 6.50% by the 09/30/95, the end of the Fund's fiscal year. As a result, the net asset value of the Fund, which was $9.00 on 09/30/94, rose to $9.46 on 09/30/95.
  This turnaround in the bond market was sparked by a slowdown in economic growth and a significant improvement in the outlook for inflation. Through most of 1994, the Federal Reserve was pushing interest rates upward out of concern that the economy could be overheating and inflation accelerating. That Fed tightening apparently had the intended impact sooner than anticipated. In 1995, the economy has been growing much slower and the rate of inflation has dropped to around 2% or less. In response to these bullish economic fundamentals, bond prices regained virtually all of the ground lost in 1994.
  The performance of the bond market in the year ahead will depend primarily upon whether the United States economy slips into a recession. Those who project still lower bond yields argue that the United States and the world economy will continue to weaken in 1996. Others argue that the drop in interest rates in 1995 will spark a rebound in business activity. Recent increases in the pace of home sales and housing construction, in response to lower mortgage rates, appear to support the view that the economy is improving somewhat. If so, bond yields may not decline much further.
  Our investment strategy for this economic environment is to emphasize interest income rather than the potential for price appreciation. We expect to keep the average maturity of the Fund within the lower half of the intermediate range and to invest primarily in the corporate and Federal agency notes that offer yields well above those of comparable Treasury notes. We also expect to maintain an average quality rating of double A or higher.
Sincerely,

     /s/ Marcus C. Low, Jr.        /s/ James Kochan
         Marcus C. Low,Jr.             James Kochan
         President                     Portfolio Manager

REPORT OF INDEPENDENT ACCOUNTANTS                     100 East Wisconsin Avenue
                                                      Suite 1500
                                                      Milwaukee, WI  53202

(Price Waterhouse Logo)

To the Shareholders and Board of Directors of Baird Quality Bond Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baird Quality Bond Fund (the `Fund'') at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the year from October 1, 1992 (commencement of operations) to September 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as `financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

 /s/ Price Waterhouse LLP

November 2, 1995

STATEMENT OF NET ASSETS
September 30, 1995

LONG-TERM INVESTMENTS  92.0% (A)<F1>

Principal                                                 Amortized      Quoted
Amount                                                     Cost    Market Value

          CORPORATE BONDS - 39.1%                         ---------    ---------
$300,000  Bankers Trust NY Corp., 8.25%, due 05/01/05     $ 313,143    $ 323,813
200,000   Wal-Mart Stores, 8.875%, due 06/29/11             209,463      210,375
250,000   Southwestern Bell Telephone,
            7.375%, due 05/01/12                            256,255      247,500
300,000   Paine Webber Group Inc., 7.625%, due 02/15/14     287,054      288,000
400,000   Lehman Brothers Holdings, 8.50%, due 08/01/15     417,277      422,000
400,000   Becton, Dickinson & Co., 9.25%, due 06/01/16      420,174      420,996
300,000   Kraft Inc., 8.50%, due 02/15/17                   310,376      311,078
400,000   Torchmark Corp., 8.625%, due 03/01/17             380,679      413,000
357,000   Southern California Edison Co.,
            8.875%, due 05/01/23                            375,045      374,927
                                                          ---------    ---------
          Total corporate bonds                           2,969,466    3,011,689

          FEDERAL AGENCIES - 40.5%
100,000   Federal Home Loan Mortgage Corp.,
            8.193%, due 12/16/97                             99,734      100,406
300,000   Federal Home Loan Bank,
            6.95%, due 05/24/99                             300,000      300,797
300,000   SALLIEMAE, 7.00%, due 06/26/00                    300,000      300,000
500,000   Federal Home Loan Mortgage Corp.,
            7.90%, due 04/27/05                             507,652      513,203
500,000   Federal National Mortgage Association,
            7.61%, due 06/06/05                             500,000      499,375
900,000   Federal Home Loan Mortgage Corp.,
            7.13%, due 09/15/05                             900,000      900,510
500,000   Federal Home Loan Bank,
            7.40%, due 09/22/05                             500,000      500,313
                                                          ---------    ---------
          Total federal agencies                          3,107,386    3,114,604

          MORTGAGE BACKED SECURITIES - 9.4%
389,156   Drexel Burnham Lambert CMO Trust, Series J Class 2,
            8.00%, due 07/01/17                             388,201      389,157
250,000   Federal Home Loan Mortgage Corp. 1101M,
            6.95%, due 07/15/21                             249,782      239,375
100,000   Federal Home Loan Mortgage Corp. 1508G,
            6.75%, due 12/15/21                             100,790       97,078
                                                          ---------    ---------
          Total mortgage backed securities                  738,773      725,610

          U.S. TREASURY SECURITIES - 3.0%
600,000   U.S. Principal Strips, 0%, due 11/15/09           230,040      234,040
                                                          ---------    ---------
          Total treasury securities                         230,040      234,040
                                                          ---------    ---------
          Total long-term investments                     7,045,665    7,085,943

SHORT-TERM INVESTMENTS 7.7% (A)<F1>

          VARIABLE RATE DEMAND NOTES
$30,000   General Mills, Inc.                             $  30,000    $  30,000
 25,000   Pitney Bowes Credit Corp.                          25,000       25,000
380,000   Sara Lee Corp.                                    380,000      380,000
 79,700   Warner-Lambert Company                             79,700       79,700
 80,000   Wisconsin Electric Power Company                   80,000       80,000
                                                          ---------    ---------
          Total short-term investments                      594,700      594,700
                                                          ---------    ---------
          Total investments                              $7,640,365    7,680,643
                                                          ---------
                                                          ---------


          Cash and receivables,
             less liabilities - 0.3%  (a)<F1>                             20,372
                                                                       ---------
          NET ASSETS                                                  $7,701,015
                                                                       ---------
                                                                       ---------
          Net Asset Value Per Share
            ($0.01 par value, 300,000,000
            shares authorized), redemption price
            ($7,701,015 / 814,278 shares outstanding)                    $  9.46
                                                                       ---------
                                                                       ---------
          Maximum Offering Price Per Share
            (net asset value plus 4.16% of the
            net asset value or 4.00% of the
            offering price calculated as
            $9.46 x 100 / 96.00)                                         $  9.85
                                                                       ---------
                                                                       ---------

(a)<F1> Percentages for the various classifications relate to net assets.


The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INCOME:
  Interest                                                        $ 638,344
                                                                   --------
  Total income                                                      638,344
                                                                   --------
EXPENSES:
  Management fees                                                    42,023
  Professional fees                                                  18,612
  Distributor fees                                                   15,518
  Amortization of organizational expenses                             9,451
  Registration fees                                                   8,905
  Administrative services                                             8,359
  Custodian fees                                                      6,592
  Printing and postage expense                                        3,264
  Transfer agent fees                                                 2,765
  Other expenses                                                      2,968
                                                                   --------
  Total expenses before reimbursement                               118,457
  Less expenses assumed by adviser                                 (68,030)
                                                                   --------
  Net expenses                                                       50,427
                                                                   --------

NET INVESTMENT INCOME                                               587,917
                                                                   --------
NET REALIZED LOSS ON INVESTMENTS                                  (304,002)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              745,322
                                                                   --------
NET GAIN ON INVESTMENTS                                             441,320
                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $1,029,237
                                                                  ---------
                                                                  ---------

The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1995 and 1994

                                                          1995         1994
OPERATIONS:                                             ---------   ---------
  Net investment income                                 $ 587,917   $ 541,382
  Net realized loss on investments                      (304,002)   (173,396)
  Net increase (decrease) in unrealized
  appreciation on investments                             745,322   (829,284)
                                                        ---------   ---------
  Net increase (decrease) in net assets
  resulting from operations                             1,029,237   (461,298)
                                                        ---------   ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income
    ($0.64 and $0.67 per share, respectively)           (587,917)   (541,378)
  Distribution from net realized gains
    ($0.11 per share)                                           -    (73,944)
                                                        ---------   ---------
  Total distributions                                   (587,917)   (615,322)
                                                        ---------   ---------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued
    (191,884 and 370,441 shares, respectively)          1,728,536   3,667,913
  Net asset value of shares issued in distributions
    (7,938 and 8,204 shares, respectively)                 72,434      79,813
  Cost of shares redeemed (270,508 and 99,176
  shares, respectively)                               (2,502,561)   (949,644)
                                                       ----------   ---------
  Net (decrease) increase in net assets
    derived from Fund share activities                  (701,591)   2,798,082
                                                        ---------   ---------
  TOTAL (DECREASE) INCREASE                             (260,271)   1,721,462

NET ASSETS AT THE BEGINNING OF THE YEAR                 7,961,286   6,239,824
                                                        ---------   ---------
NET ASSETS AT THE END OF THE YEAR                      $7,701,015  $7,961,286
                                                        ---------   ---------
                                                        ---------   ---------

The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                              FOR THE YEAR FROM
                                             FOR THE YEARS  OCTOBER 1, 1992*<F3>
                                          ENDED SEPTEMBER 30,  TO SEPTEMBER 30,
                                          ----------------------
                                            1995          1994           1993
                                           -------        -------        -------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year          $ 9.00        $ 10.31        $ 10.00
Income from investment operations:
  Net investment income                       0.64           0.67           0.63
  Net realized and unrealized gain
    (loss) on investments                     0.46         (1.20)           0.31
                                           -------        -------        -------
Total from investment operations              1.10         (0.53)           0.94
Less distributions:
  Dividends from net investment income      (0.64)         (0.67)         (0.63)
  Distribution from net realized gains           -         (0.11)              -
                                           -------        -------        -------
Total from distributions                    (0.64)         (0.78)         (0.63)
                                           -------        -------        -------
Net asset value, end of year               $  9.46        $  9.00        $ 10.31
                                           -------        -------        -------
                                           -------        -------        -------
TOTAL INVESTMENT RETURN****<F6>              12.6%         (5.4%)           9.8%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's $)       7,701          7,961          6,240
  Ratio of expenses (after reimbursement)
    to average net assets**<F4>               0.6%           0.6%           0.4%
  Ratio of net investment income
    to average net assets***<F5>              7.0%           7.0%           6.2%
  Portfolio turnover rate                   197.5%          99.6%         124.1%

  *<F3>Commencement of Operations.
  **<F4>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.4%, 1.7% and 2.1%, respectively, for the years ended September 30, 1995, 1994 and 1993.
  ***<F5>The ratio of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1995, 1994 and 1993 would have been 6.2%, 5.9% and 4.5%, respectively. ****<F6>Total return does not include the sales load.


The accompanying notes to financial statements are an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of significant accounting policies of the Baird Quality Bond Fund (the ''Fund''), which is one portfolio in a series of two portfolios comprising The Baird Funds, Inc. (the ''Company''), which is registered under the Investment Company Act of 1940. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on June 26, 1992 and commenced operations on October 1, 1992.
(a) Debt securities are valued on the basis of valuations provided by broker-dealers (including broker-dealers from whom such securities may have been purchased) or by a pricing service, approved by the Fund's Board of
  Directors, which may utilize information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships among securities and yield data in determining values. Securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith in accordance with policies approved by the Fund's Board of Directors. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.
(b) Premiums and discounts on securities are amortized to maturity. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported in the statement of net assets, are the same for Federal income tax purposes.
(c) Net realized gains and losses are computed on the basis of the cost of specific certificates.
(d) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a ''regulated investment company'' and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $214,202 of net capital losses which expire September 30, 2003, and $283,586 of 1995 post-October losses, that may be used to offset capital gains in future years to the extent provided by tax regulations.
(e) Dividend income (if any) is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
(f) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.
(g) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.
(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES - The Fund has a management agreement with Robert W. Baird & Co. Incorporated (''RWB''), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay RWB a monthly management fee at the annual rate of 0.50% of the daily net assets of the Fund. For the year ended September 30, 1995, RWB voluntarily waived approximately $8,405 of the management fees due from the Fund under the agreement.
  RWB reimburses the Fund for annual expenses in excess of the lowest expense limitation imposed by the states. In addition to the reimbursement required under the management agreement, RWB has voluntarily reimbursed the Fund for all expenses over 0.6% for the year ended September 30, 1995 totaling $56,714. These voluntary reimbursements to the Fund may be modified or discontinued at any time by RWB.
  The Fund has adopted a Distribution Plan (the ''Plan''), pursuant to Rule 12b-1 under the Investment Company Act of 1940 with RWB. The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.45% per year of the Fund's daily net assets or the actual distribution costs incurred by RWB during the year. Amounts paid under the Plan are paid monthly to RWB for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the year ended September 30, 1995, RWB waived distribution fees in excess of .15%, totaling $2,911.
  During the year ended September 30, 1995, the Company was advised that RWB received $19,586 from investors of the Fund, representing commissions on sales of Fund shares and the Fund did not pay any brokerage fees to RWB on the execution of purchases and sales of portfolio securities.
(3) DISTRIBUTION TO SHAREHOLDERS - Dividends from net investment income for the Fund are declared daily and paid monthly. Distributions of net realized gains, if any, for the Fund, will be declared at least once a year.
(4) DEFERRED EXPENSES - Organizational expenses were deferred and are being amortized on a straight-line basis over a period of not more than five years. These expenses were advanced by RWB who will be reimbursed by the Fund over a period of not more than five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses for the Fund at September 30, 1995 were $18,902.
(5) INVESTMENT TRANSACTIONS - For the year ended September 30, 1995, purchases and proceeds of sales of investment securities of the Fund (excluding short-term securities) were $14,652,497 and $14,637,912, respectively, and $938,936 and $943,558, respectively for short-term U.S. Government Securities.
(6) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES - As of September 30, 1995, liabilities of the Fund included the following:
      Redemptions payable                                       $ 57,099
      Dividends payable                                           44,083
      Payable to adviser for management and
        distributor fees and deferred expenses                    22,351
      Other liabilities                                            1,170

(7) SOURCES OF NET ASSETS - As of September 30, 1995, the sources of net assets were as follows:
      Fund shares issued and outstanding                      $8,158,525
      Net unrealized appreciation on investments                  40,278
      Accumulated net realized loss on investments             (497,788)
                                                               ---------
                                                              $7,701,015
                                                               ---------
                                                               ---------

  Aggregate net unrealized appreciation as of September 30, 1995 consisted of the following:
      Aggregate gross unrealized appreciation                  $  63,894
      Aggregate gross unrealized depreciation                   (23,616)
                                                               ---------
      Net unrealized appreciation                              $  40,278
                                                               ---------
                                                               ---------

(Baird Logo)

A NORTHWESTERN MUTUAL COMPANY

Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue, Milwaukee, WI 53202
Phone 414 765-3500. Toll Free 1-800-RW-BAIRD
Copyright 1995 Robert W. Baird & Co. Incorporated